UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

KENTUCKY FIRST FEDERAL BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

Parent Company of First Federal Savings and Loan of Hazard

and First Federal Savings Bank of Kentucky

October 18, 2024

Dear Stockholder:

We invite you to attend the annual meeting of stockholders of Kentucky First Federal Bancorp (the “Company”) to be held at the Challenger Learning Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Thursday, November 14, 2024, at 4:30 p.m., Eastern time.

The attached proxy statement and accompanying notice of annual meeting describe in detail the formal business to be transacted at the meeting. During the meeting, we will also report on the Company’s operations to date. Directors and officers of the Company, First Federal Savings and Loan Association of Hazard (“First Federal of Hazard”), and First Federal Savings Bank of Kentucky (“First Federal of Kentucky”) will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend the annual meeting.

On behalf of the Board of Directors and all the employees of the Company, First Federal of Hazard and First Federal of Kentucky, we wish to thank you for your continued support.

Sincerely,	Sincerely,

/s/ Walter G. Ecton, Jr.	/s/ Don D. Jennings
Walter G. Ecton, Jr.	Don D. Jennings
Chairman of the Board	President and
Chief Executive Officer

KENTUCKY FIRST FEDERAL BANCORP

655 Main Street

Hazard, Kentucky 41702

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	4:30 p.m. on Thursday, November 14, 2024

PLACE	Challenger Learning Center
Hazard Community and Technical College Campus
One Community College Drive
Hazard, Kentucky 41701

ITEMS OF BUSINESS	(1) To elect three directors to serve for a term of three years, and elect one director to serve for a term of two years;

(2) To ratify the selection of Clark, Schaefer, Hackett & Co. as our independent registered public accounting firm for the fiscal year ending June 30, 2025;

(3) To vote on a non-binding resolution to approve the compensation of the named executive officers; and
(4) Such other business as may properly come before the meeting. Note: The Board of Directors is not aware of any other business to come before the meeting.
RECORD DATE	In order to vote, you must have been a stockholder at the close of business on September 30, 2024.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card or voting instruction card sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement. A copy of the proxy statement and the enclosed proxy card are also available on the Internet at https://materials.proxyvote.com/491292.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jaime Coffey
Jaime Coffey
Secretary

Hazard, Kentucky

October 11, 2024

KENTUCKY FIRST FEDERAL BANCORP

655 Main Street

Hazard, Kentucky 41702

PROXY STATEMENT

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Kentucky First Federal Bancorp (“Kentucky First Federal” or “the Company”) for the 2024 annual meeting of stockholders and for any adjournment or postponement of the meeting. The Company is the parent company of First Federal Savings and Loan Association of Hazard (“First Federal of Hazard”) and First Federal Savings Bank of Kentucky (“First Federal of Kentucky,” and together with First Federal of Hazard, the “Banks”).

The annual meeting will be held at the Challenger Learning Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Thursday, November 14, 2024, at 4:30 pm., Eastern time, and at any adjournment thereof.

We intend to mail this proxy statement and the enclosed proxy card to stockholders of record beginning on or about October 11, 2024.

NOTICE OF AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on November 14, 2024.

The proxy statement and the 2024 Annual Report to Stockholders are available on the Internet at https://materials.proxyvote.com/491292.

Who Can Vote at the Meeting

You are entitled to vote the shares of the Company’s common stock that you owned as of the close of business on September 30, 2024. As of the close of business on September 30, 2024 (the “Record Date”), a total of 8,086,715 shares of the Company’s common stock were outstanding. Each share of common stock is entitled to one vote.

Ownership of Shares; Attending the Meeting

You may own shares of the Company in one of the following ways:

●	Directly in your name as the stockholder of record;

●	Indirectly through a broker, bank or other holder of record in “street name”; or

●	Indirectly in the Kentucky First Federal Employee Stock Ownership Plan (“ESOP”).

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us or to vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by filling out a voting instruction card that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Please see the voting instruction card provided by your broker, bank or other holder of record that accompanies this proxy statement. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of the Company’s common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

If you are a participant in the ESOP, see “Participants in the Kentucky First Federal Employee Stock Ownership Plan” for information on how to vote the shares of Company common stock credited to your ESOP account.

Quorum and Vote Required

Quorum. We will have a quorum and will be able to conduct the business of the annual meeting if the holders of at least a majority of the outstanding shares of common stock entitled to vote are present at the meeting, either in person or by proxy. Because First Federal MHC owns in excess of 50% of the outstanding shares of the Company’s common stock, the votes it casts will ensure the presence of a quorum.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect three directors to serve for a term of three years and one director for a term of two years. In voting on the election of directors, you may vote in favor of the nominees or withhold your vote as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected.

In voting to ratify the appointment of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm, you may vote in favor of this proposal, vote against this proposal, or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote on the proposal.

In the advisory vote on the non-binding resolution to approve the compensation of the named executive officers, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To approve the non-binding resolution on an advisory basis, the affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote on the proposal is required.

How We Count Votes. If you return valid proxy instructions or attend the meeting in person, we will count your shares for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes, if any, also will be counted for purposes of determining the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to ratify the appointment of the independent registered public accountants or the non-binding resolution to approve the compensation of the named executive officers, abstentions will count as votes against the proposal, and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the voting on the proposal.

Effect of Not Casting Your Vote. If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors or on the advisory vote regarding the compensation of our named executive officers (Proposals 1, 2 and 4 of this proxy statement). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors or with respect to the advisory votes regarding the compensation of our named executive officers, no votes will be cast on these matters on your behalf. These are referred to as broker non-votes. Your bank or broker does, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2 of this proxy statement).

Voting by Proxy

The Board of Directors of the Company is sending you this proxy statement for the purpose of requesting that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as determined by the Company’s Board of Directors.

The Board of Directors recommends that you vote:

●	“FOR” election of our nominees for director;

●	“FOR” ratification of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025; and

●	“FOR” the approval of the compensation of the named executive officers.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will vote your shares as determined by a majority of the Board of Directors. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. We do not know of any other matters to be presented at the annual meeting.

You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy, you must either advise the Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later-dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

Participants in the Kentucky First Federal Employee Stock Ownership Plan

If you are an ESOP participant you will receive a voting instruction card that reflects the shares of Company common stock credited to your ESOP account that you may direct the ESOP trustees to vote on your behalf under the plan. Under the terms of the ESOP, the ESOP trustees will vote all allocated shares of Company common stock held by the ESOP as directed by the plan participants. As of December 31, 2022, all shares of Company common stock held in the ESOP Trust have been allocated. Please return your ESOP voting instruction card in the envelope provided on or before November 7, 2024.

CORPORATE GOVERNANCE AND BOARD MATTERS

Director Independence

The Company’s Board of Directors currently consists of eight members, all of whom are independent under the listing standards of the Nasdaq Stock Market, except William H. Johnson, R. Clay Hulette and Don D. Jennings. In determining the independence of its directors, the Board considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers -- Transactions with Related Persons.” These include loans and lines of credit made by the Banks in the ordinary course of business, which are made in compliance with federal lending regulations regarding loans to insiders and approved by the appropriate bank board of directors.

In determining that Director Stephen G. Barker is an independent director, the Board of Directors considered that the law firm, Stephen G. Barker, Attorney at Law, of which he is the sole owner, received $31,146 in legal fees from First Federal of Hazard for services provided to First Federal of Hazard during the year ended June 30, 2024.

In determining that Director Lou Ella R. Farler is an independent director, the Board of Directors considered Ms. Farler’s past employment as President and Chief Executive Officer of First Federal of Hazard from January 2013 until her retirement in January 2019.

In determining that Director William H. Johnson is not an independent director, the Board of Directors considered Mr. Johnson’s past employment as Danville-Lancaster Area President of First Federal of Kentucky which he served from January 2013 until March 2022.

In determining that Director R. Clay Hulette is not an independent director, the Board of Directors considered Mr. Hulette’s past employment as Vice President, Chief Financial Officer and Treasurer of the Company.

Board Leadership Structure and Board’s Role in Risk Oversight

On August 1, 2024, Tony D. Whitaker retired as Chairman of the Board of the Company and First Federal of Hazard. On August 29, 2024, the board elected Walter G. Ecton, Jr., to serve as Chairman of the Board of the Company. Mr. Ecton has served as a director of the Company since its inception in 2005 and of First Federal of Hazard since 2004 and is considered as an independent director under the listing standards of the Nasdaq Stock Market. Mr. Don D. Jennings now serves as President and Chief Executive Officer of the Company and has done so since December 31, 2012.

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer. We believe having an independent chair of our Board will provide our Board with consistent, experienced and independent leadership that enhances the effectiveness of our Board. Our corporate governance guidelines do not require our Board to choose an independent chair or to separate the roles of chair and chief executive officer, but our Board believes this leadership structure is the appropriate structure for our Company at this time and plans to keep the roles separated in fiscal year 2025. The Board of the Company is currently comprised of eight directors  , five of whom are independent directors under the listing standards of the Nasdaq Stock Market. The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders.

To further strengthen the regular oversight of the full Board, all various committees of the Board are comprised of independent directors. The Compensation Committee of the Board consists solely of independent directors. The Compensation Committee reviews and evaluates the performance of all executive officers of the Company, including the Chief Executive Officer and reports to the Board. In addition, the Audit Committee, which is comprised solely of independent directors, oversees the Company’s financial practices, regulatory compliance, accounting procedures and financial reporting functions.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success.  We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Our Compensation Committee reviews our compensation policies and practices to help ensure there is a direct relationship between pay levels and corporate performance and return to shareholders  . Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board is responsible for the oversight of cybersecurity risk management and is composed of members with expertise in risk management and finance, thereby equipping them to manage and prevent cybersecurity risks effectively. In its risk oversight role, the Board of Directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Senior management attends the board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Committees of the Board of Directors

Below we provide the Company’s standing committees and their members. All members of each committee are independent in accordance with the listing requirements of the Nasdaq Stock Market. The Board’s Audit, Compensation, and Nominating/Corporate Governance Committees each operate under a written charter that has been approved by the Board of Directors. Each committee reviews and reassesses the adequacy of its charter at least annually.

Audit Committee. The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is comprised of Chairman David R. Harrod, Walter G. Ecton, Jr., Lou Ella R. Farler, and William D. Gorman, Jr. The committee met five times during the year. The Company’s Board of Directors has determined that one member of the Audit Committee, David R. Harrod, qualifies as an “audit committee financial expert” under the rules of the Nasdaq Stock Market.

The function of the Audit Committee is to review and discuss the audited financial statements with management, internal audit and the independent auditors; to determine the independent accountants’ qualifications and independence; to engage the independent auditors of the Company; to review the internal audit function and internal accounting controls; to review the internal audit plan; to review the Company’s compliance with legal and regulatory requirements; and to review the Company’s auditing, accounting and financial processes generally. The Audit Committee operates under a written charter, a copy of which is posted on the website of First Federal of Kentucky at www.ffsbky.bank, under the About tab, then Policies tab.

Compensation Committee. The Compensation Committee is comprised of Chairman William D. Gorman, Jr., (Chair) Lou Ella R. Farler, David R. Harrod, and Walter G. Ecton, Jr. The committee met once during the year. The Compensation Committee evaluates the compensation and fringe benefits of the directors, officers and employees and recommends changes.  The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, equity incentive plans and various employee benefit matters. Decisions by the Compensation Committee with respect to the compensation of executive officers are approved by the full Board of Directors. The Chief Executive Officer makes recommendations to the Compensation Committee regarding compensation of directors and executive officers other than himself, but final compensation decisions are made by the Board of Directors based on the recommendation of the Compensation Committee.

The Compensation Committee operates under a written charter that establishes the Compensation Committee’s responsibilities. The Compensation Committee and the Board of Directors review the Charter periodically to ensure that the scope of the charter is consistent with the Compensation Committee’s expected role. Under the charter, the Compensation Committee is charged with general responsibility for the oversight and administration of the Company’s compensation program. The charter vests in the Compensation Committee principal responsibility for determining the compensation of the Chief Executive Officer based on the Compensation Committee’s evaluation of his performance. The charter also authorizes the Compensation Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities. The Compensation Committee charter is posted on the website of First Federal of Kentucky at www.ffsbky.bank, under the About tab, then Policies tab.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee is comprised of Lou Ella R. Farler (Chair), Walter G. Ecton, Jr., David R. Harrod, and William D. Gorman, Jr. The Board of Directors’ Nominating/Corporate Governance Committee nominates directors for election at the annual meeting and recommends nominees to fill any vacancies on the Board of Directors. The Board of Directors has adopted a charter for the Nominating/Corporate Governance Committee a copy of which is posted on the website of First Federal of Kentucky at www.ffsbky.bank, under the About tab, then Policies tab.

It is the policy of the Nominating/Corporate Governance Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company’s Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating/Corporate Governance Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating/Corporate Governance Committee of such stockholder’s recommendation of a director nominee no later than the July 1st preceding the annual meeting of stockholders. Notice should be provided to: Secretary, Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky 40602-0535. Such notice must contain the following information:

●	The name of the person recommended as a director candidate;

●	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

●	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

●	As to the stockholder making the recommendation, the name and address, as he or she appears on the Company’s books, of such stockholder; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

●	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In its deliberations, the Nominating/Corporate Governance Committee considers a candidate’s personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Banks’ market areas. Any nominee for director made by the Nominating/Corporate Governance Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating/Corporate Governance Committee solicits the Company’s then current directors for the names of potential qualified candidates. Moreover, the Nominating/Corporate Governance Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating/Corporate Governance Committee would then consider the potential pool of director candidates, select a candidate based on the candidate’s qualifications and the Board’s needs, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating/Corporate Governance Committee would consider the proposed nominee in the same manner in which the Nominating/Corporate Governance Committee would evaluate nominees for director recommended by directors.

The Nominating/Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and has a diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business operations, business judgment, industry knowledge and corporate governance. Accordingly, the Board of Directors will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Board of Directors deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

With respect to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance, length of Board service, experience, skills and contributions that the existing director brings to the Board and independence.

Board and Committee Meetings

The Board of Directors of the Company meets quarterly and may have additional special meetings. During the year ended June 30, 2024, the Board of Directors of the Company met eight times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended June 30, 2024, and the total number of meetings held by Committees on which they served during such fiscal year.

Director Attendance at Annual Meeting of Stockholders

Directors are expected to prepare themselves for and to attend all Board meetings, the annual meeting of stockholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the directors attended the Company’s 2023 annual meeting of stockholders held on November 16, 2023 either in person or by phone.

Board Policies and Other Disclosures

Director and Officer Hedging, Pledging and Insider Trading

The Company has adopted insider trading policies and procedures governing the purchase, sale and/or other dispositions of its securities by directors, officers and employees (or the company itself) that are reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. We do not have a policy prohibiting directors and officers from purchasing financial instruments (including prepaid forward contracts, equity swaps, collars, and exchange funds) designed to hedge or offset decreases in the market value of compensatory awards of our equity securities directly or indirectly held by them. We do not have a policy prohibiting directors and officers from pledging of shares of common stock.

Incentive-Compensation Recoupment Policy (Clawback Policy)

The Compensation Committee of the Board of Directors adopted the Incentive-Compensation Recoupment Policy, which is designed to comply with Section 10D-1 of the Exchange Act and Rule 5608 of the Nasdaq Listing Rules. The policy requires the Company to recoup any erroneously awarded incentive-based compensation received by certain executives, including each named executive officer, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws. The policy generally applies to all incentive-based compensation received by a covered executive during the three completed fiscal years immediately preceding the date that the Company is required to prepare a restatement after the policy’s effective date. A copy of this policy can be found as Exhibit 97 to our Annual Report on Form 10-K.

Risk Assessment of Compensation Policies and Practices

We have assessed the compensation policies and practices with respect to our employees, including our executive officers, and have concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company.

Related Party Transaction Approval Policy

The Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related party transactions proposed to be entered into between us and any of our directors, nominees for director, executive officers, any beneficial owner of more than 5% of the common stock, any of their immediate family members. The Board may approve the transaction if it is deemed to be in the best interests of our shareholders and the Company. Pursuant to the Company’s Audit Committee Charter, Audit Committee is required to review and approve all transactions with insiders, including directors and executive officers, aside from transactions in the normal course of banking operations.  Additionally, as prescribed by Federal Reserve  Regulation O, all extensions of credit to insiders are approved by the bank boards. Certain ongoing transactions, such as an insider’s providing legal services to the banks or company, may be approved annually.

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all of its directors, officers and employees. To obtain a copy of this document at no charge, please write to Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky 40602-0535, or call toll-free (888) 818-3372 and ask for Investor Relations.

Director Compensation

The following table provides the compensation received by individuals who served as non-employee directors of the Company during the 2024 fiscal year. This table includes compensation for services performed by non-employee directors of the Company for First Federal of Hazard and First Federal Savings Bank of Kentucky (“First Federal of Kentucky”). See the section on “Meeting Fees for Non-Employee Directors” for detailed compensation earned by non-employee directors. This table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Stephen G. Barker	18,400	18,400
Walter G. Ecton, Jr.	18,400	18,400
Lou Ella R. Farler	18,400	18,400
William D. Gorman, Jr.	18,400	18,400
David R. Harrod	17.100	17,100
William H. Johnson	17.100	17,200
R. Clay Hulette (1)	5,400	5,400
Tony D. Whitaker (2)	11,200	11,200

(1)	Mr. Hulete earned a fee of $5,400 as a director of First Federal of Kentucky through June 30, 2024. During the fiscal year ended June 30, 2024 he also received total compensation of $80,072 for his services as Vice President, Chief Financial Officer, and Treasurer of the Company through his retirement on January 2, 2024.
(2)	On August 1, 2024, Mr. Whitaker retired as executive Chairman of the Company. Mr. Whitaker received a salary of $55,000 per year, which amount is not included in the table above. He also received $11,200 in board fees from First Federal of Hazard, which is included in the table above. Mr. Whitaker also participated in employer-sponsored dental insurance, cancer insurance, and medical transport plans at no cost to his employers while employed at the Company and First Federal of Hazard before his retirement.

Meeting Fees for Non-Employee Directors. The following tables set forth the applicable retainers and fees that are paid to all non-employee directors for their service on the boards of directors of the Company, First Federal of Hazard and First Federal of Kentucky. Officers of the Company who are directors are not compensated for their service as directors. Officers of either Bank who are also directors are not compensated for their service as directors.

Board of Directors of the Company
Fee per month	$600
There is no additional compensation for attendance at committee meetings.

Board of Directors of First Federal of Hazard
Fee per month	$900
Fee per Committee Meeting (1)	$100

Board of Directors of First Federal of Kentucky
Fee per month	$900
Fee per Committee Meeting (1)	$100

(1)

Non-employee directors receive a per committee fee for committee meetings held on days on which the board does not meet, except for Executive Committee meetings for which they are not compensated. Directors may be compensated if more than one board meeting is called during a month. Directors may be paid an hourly fee for additional committee meetings or other consultation.

AUDIT RELATED MATTERS

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls and financial reporting on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed pursuant to the Public Company Accounting Oversights Board Auditing Standard No. 1301 (Communication with Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the auditors’ independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, express an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2024 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of Clark, Schaefer, Hackett & Co. as the Company’s independent registered public accounting firm for the 2025 fiscal year.

Members of the Audit Committee

David R. Harrod (Chairman)

Walter G. Ecton, Jr.

Lou Ella R. Farler

William D. Gorman, Jr.

Change in Independent Registered Public Accounting Firm

As previously reported in our Current Report on Form 8-K (the “2023 Current Report”) dated November 29, 2023, on November 22, 2023, the Company announced that the Audit Committee approved the dismissal of its independent registered public accounting firm, FORVIS, LLP (“FORVIS”) and formally notified FORVIS that they would not be retained as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024.

FORVIS’s reports on the Company’s financial statements for the fiscal years ended June 30, 2023 and 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended June 30, 2023 and 2022 and through November 22, 2023, there were no disagreements with FORVIS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FORVIS, would have caused FORVIS to make reference to the subject matter of the disagreements in their report on the financial statements for such years. During the Company’s fiscal years ended June 30, 2023 and 2022 and through November 22, 2023, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided FORVIS with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of the 2023 Current Report. The Company requested that FORVIS deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. FORVIS’s letter was filed as an exhibit to the 2023 Current Report.

On November 22, 2023, based on the recommendation of the Audit Committee of the Board of Directors, the Company engaged Clark, Schaefer, Hackett & Co. to conduct the audit of the Company’s consolidated financial statements for the fiscal year ending June 30, 2024.

During the Company’s fiscal years ended June 30, 2023 and 2022 and through November 22, 2023, the Company did not consult with Clark, Schaefer, Hackett & Co. regarding application of accounting principles to any specified transaction or the type of report that might be rendered on the Registrant’s financial statements or any other matters or “reportable events” as defined in Item 304(a)(2) of Regulation S-K.

Auditor Fees

The following table sets forth the fees billed to the Company for the fiscal years ended June 30, 2024 by Clark, Schaefer, Hackett & Co. and June 30, 2023 by FORVIS, LLP.

	2024	2023
Audit fees (1)	$114,300	$97,000
Audit-related fees (2)	23,100	19,000
Tax fees (3)	0	0
All other fees	--	--
Total	$137,400	$116,000

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s annual financial statements.
(2)	Audit-related fees include review of quarterly reports on Form 10-Q filed by the Company.
(3)	Beginning with the 2023 fiscal year, the Company contracted with Mountjoy Chilton Medley, LLP, now known as Cherry Bekaert, to assist in tax preparation and did not pay such fees to the applicable principal accountant. In 2024 and 2023, the fees for tax preparation were $10,973 and $5,480, respectively.

Pre-Approval of Services by the Independent Auditor

The Audit Committee does not have a policy for the pre-approval of non-audit services to be provided by the Company’s independent registered public accounting firm. Any such services would be considered on a case-by-case basis. All non-audit services provided by the independent auditors in fiscal years 2024 and 2023 were approved by the Audit Committee before the independent auditors were engaged to provide the services. Certain services such as the review of the Company’s public filings, review of the Company’s tax returns, and general discussions with management regarding accounting issues, which may be construed as necessary for the accurate completion of the audit, are approved in advance on an annual basis.

STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 30, 2024 by (i) persons known to the Company who beneficially own more than 5% of our common stock, (ii) each of the Company’s directors, (iii) the non-director executive officers, and (iv) by all directors and executive officers as a group.

Persons Owning Greater than 5%:	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)

First Federal MHC	4,727,938		58.5%
655 Main Street
P.O. Box 1069
Hazard, Kentucky 41702

Directors:

Don D. Jennings	76,619		1.0
Stephen G. Barker	28,731		*
Walter G. Ecton, Jr.	25,052	(3)	*
Lou Ella R. Farler	31,671		*
William D. Gorman, Jr.	11,666		*
David R. Harrod	9,495		*
William H. Johnson	46,710		*
R. Clay Hulette	74,496	(4)	*

Executive Officers Who Are Not Directors:

Jaime Coffey	7,419		*
Tyler Eades	791		*
Teresa Hulette	74,496	(5)

All directors, nominees, and executive officers of the Company as a group (10) persons)	316,829	(6)	3.9

*	Represents less than 1% of the shares outstanding.
(1)	Includes shares allocated to the account of the individuals under the Kentucky First Federal Employee Stock Ownership Plan, with respect to which the individual has voting but not investment power as follows: Mr. Jennings — 6,694 shares; Mr. Hulette — 5,809 shares; Mrs. Coffey –7,419, Mr. Eades – 791 shares, Mrs. Hulette – 3,172.
(2)	Based on a total of 8,086,715 shares of Common Stock outstanding as of the Record Date.
(3)	Includes 600 shares in Mr. Ecton’s spouse’s IRA.
(4)	Includes 46,997 shares owned by Mr. Hulette’s spouse, Teresa Hulette (listed under Executive Officers Who Are Not Directors)
(5)	Includes 27,499 shares owned by Mrs. Hulette’s, spouse, R. Clay Hulette (listed under Directors)
(6)	Includes 47,597 shares owned by spouses of insiders.

ITEMS TO BE VOTED ON BY STOCKHOLDERS

ITEM 1—ELECTION OF DIRECTORS

The Company’s Board of Directors consists of eight members and is divided into three equal classes with approximately one-third of the directors elected each year. The Nominating/Corporate Governance Committee of the Board of Directors has nominated three directors to serve for a term of three years to expire at the 2027 annual meeting of Company’s shareholders and one director to serve for a term of two years to expire at the 2026 annual meeting of Company’s shareholders, or until their respective successors have been elected and qualified. The Nominating/Corporate Governance Committee nominees for election to serve for three-year terms are Stephen G. Barker, David R. Harrod and Lou Ella R. Farler and the Nominating/Corporate Governance Committee nominee for election to serve for a two-year term is R. Clay Hulette.

On August 1, 2024, Director Tony Whitaker retired from the Board. On August 29, 2024, R. Clay Hulette was appointed to the Board to fill the vacancy caused by Mr. Whitaker’s retirement.

Pursuant to the Company’s Bylaws, there is no cumulative voting for the election of directors. As a result, directors are elected by a plurality of the votes present in person or by proxy at a meeting at which a quorum is present. This means that the nominees receiving the greatest number of votes will be elected. In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board’s nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

The Board of Directors recommends a vote “FOR” the election of Ms. Faler and Messrs. Barker, Harrod, and Hulette.

Information regarding the Board of Directors’ nominees for election and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of September 30, 2024. The indicated period of service as a director includes the period of service as a director of one of our bank subsidiaries.

Nominees for Election as Director

The nominee for Director to serve for a two-year term expiring in 2026:

R. Clay Hulette was appointed to the Company’s Board of Directors on August 29, 2024. Previously, he had served as Vice President, Treasurer and Chief Financial Officer of the Company from March 2005 until his retirement on January 2, 2024. From 2000 until the merger of Frankfort First Bancorp, Inc, with and into the Company, he served as Vice President and Chief Financial Officer of Frankfort First Bancorp, Inc. In January 2012, Mr. Hulette was named as a director of First Federal of Kentucky, a position he continues to hold. In March 2007, he was named President of First Federal of Kentucky and served in that capacity until 2013, when he was appointed Frankfort Area President for First Federal of Kentucky, a position he held until his retirement. He was employed by First Federal of Kentucky for 27 years. He is a Certified Public Accountant. Mr. Hulette’s spouse, Teresa Hulette, serves as Executive Vice President of First Federal of Kentucky and his nephew, Tyler Eades, serves as Chief Financial Officer of the Company. Age 62.

Mr. Hulette was elected to fill the vacant seat on the Board due to his immense firsthand knowledge of the Company and of both subsidiaries. His professional qualifications as a certified public accountant and long-time public company CFO, alongside impeccable leadership skills, made him an ideal candidate to serve on the Company’s board.

The nominees for Director to serve for a three-year term expiring in 2027:

Stephen G. Barker has been a director of the Company since its inception in March 2005. Mr. Barker is the President of Kentucky River Properties LLC, which owns significant land, mineral, oil and gas and timber resources in Kentucky, Indiana, Illinois, and West Virginia. Kentucky River’s lessees include nationally known publicly traded resource producers. Mr. Barker has been employed by Kentucky River Coal Corporation and Kentucky River Properties LLC since 1985, and has served as Assistant General Counsel, Executive Vice President and Assistant Secretary. Mr. Barker is a Director and a member of the Executive Committee of the National Council of Coal Lessors in Washington, D.C.   Mr. Barker has been in the private practice of law in Hazard since 1980 and has provided legal representation to First Federal of Hazard since 1982. He is the sole owner of the law firm, Steven G. Barker, Attorney at Law. Mr. Barker also served as Master Commissioner for the Perry Circuit Court and is a member and past President of the Perry County Bar Association. He is a member of the Kentucky Bar Association and the American Bar Association and is admitted to practice before the Kentucky Supreme Court and the U.S. District Court for the Eastern District of Kentucky.  Prior to obtaining his Juris Doctorate from the University of Kentucky College of Law, Mr. Barker received a Bachelor of Science in Forestry from the University of Kentucky and was a forester and served as District Conservationist with the United States Department of Agriculture Soil Conservation Service in eastern Kentucky. Mr. Barker continues to serve as a District Supervisor and Secretary and Treasurer of the Perry County Conservation District. He is a member of the Society of American Foresters.  Mr. Barker is a private pilot and a member of the Aircraft Owners and Pilots Association and is Chairman of the Hazard Perry County Airport Board which manages the Wendell H. Ford Regional Airport near Hazard.  Mr. Barker has also served on the Board of Directors of the Company’s wholly owned subsidiary, First Federal Savings and Loan Association of Hazard since 1997. Age 70.

Mr. Barker’s long service to First Federal of Hazard represents a valuable level of expertise and commitment, along with his extensive knowledge of real estate derived from his legal career make him an exceptional member of the board.

Lou Ella R. Farler was appointed to the Company’s Board of Directors on January 27, 2022. Previously, she was President and Chief Executive Officer of First Federal of Hazard and served from January 1, 2013 until her retirement on January 1, 2019. Her career at First Federal of Hazard began in 1975. She has served on the board of First Federal of Hazard since 2011 and on August 29, 2024, was elected as Chairwoman of that board.. Mrs. Farler has served her community on various civic committees and was a Hazard City Commissioner from 2002-2012. Age 67.

Mrs. Farler’s many years of banking experience and strong ties to the Hazard community are the basis for her appointment to the board and for continued exemplary service to the organization.

David R. Harrod has been a director of the Company since its inception in March 2005. Mr. Harrod is a certified public accountant and is a principal of Harrod and Associates, P.S.C., a Frankfort, Kentucky-based accounting firm. He currently serves as a Director and Treasurer of the Franklin County Industrial Development Authority. He has served as a director of Frankfort First Bancorp, Inc. and First Federal of Kentucky since 2003. He also serves as Chairman of the Audit Committee of Kentucky First Federal. Age 65.

Mr. Harrod’s financial expertise is a necessary component of the board. His career in public accounting, which has included audit work for a publicly-traded financial institution, affords him an exceptional level of knowledge that is highly appropriate as he chairs the Company’s audit committee and, as such, is the liaison between the board and the independent public accountants.

Directors Continuing in Office

The following Directors have terms ending in 2025:

William D. Gorman, Jr. was elected as a director of First Federal of Hazard on December 16, 2010. He follows in the footsteps of his late father, Mayor William D. Gorman, who served as a director of First Federal of Hazard and the Company. Mr. Gorman served as President and Chief Executive Officer of Hazard Insurance Group, LLC through July 31, 2014. Earlier, he was Vice President and General Manager of WKYH-TV in Hazard and was founder of radio station WYZQ, later WQXY in Hazard. In 2004, he served as President of the Independent Insurance Agents of Kentucky. He is a member and past president of the Hazard Lions Club. He has served on the Hazard-Perry County Tourism Commission and on the Board of Directors of both Kentucky Education Television and Hazard Appalachian Regional Hospital. Mr. Gorman is a graduate of the University of Kentucky. Age 75.

Mr. Gorman’s many years as an important part of the business and civic communities of Hazard and Perry County, as well as his past service to First Federal of Hazard, make him an excellent member of the Board.

Don D. Jennings has served as President and as a Director of the Company since its inception in March 2005. On January 1, 2013, he was appointed Chief Executive Officer of the Company. Prior to the merger of Frankfort First Bancorp, Inc. with and into the Company, he served as President and Chief Executive Officer of Frankfort First Bancorp, Inc. He currently also serves as President and Chief Executive Officer of First Federal of Kentucky, where he has been employed since 1991. He currently serves on the board of the Kentucky Bankers Association and has previously served on the American Bankers Association Mutual Advisory Committee and the American Bankers Association Government Relations Committee. Age 59.

Mr. Jennings has extensive knowledge of the workings of both public companies and banks. He was intimately involved in the formation of both the Company and Frankfort First Bancorp and has played a major role in the structure of the entire corporation

William H. Johnson has served as a Director of the Company since 2023. He is the retired Danville-Lancaster Area President of First Federal Savings Bank, a capacity in which he served from January 2013 until March 2022. Previously, he served as President and Chief Executive Officer of Central Kentucky Federal Savings Bank and CKF Bancorp from August 2005 until that bank’s merger with First Federal Savings Bank. He joined Central Kentucky Federal Savings Bank as Senior Vice President in September 1998 and was named Secretary in April 1999. Prior to that, he served for 16 years as Vice President and Regional Manager of Great Financial Bank, F.S.B. and for seven years as Managing Officer of Commonwealth First Federal Savings and Loan Association, Danville, Kentucky. He has served on the Board of Directors of the Kentucky Bankers Association. Age 74.

Mr. Johnson’s experience in the Danville community and the Danville banking market are nearly unequalled. His knowledge of the area as well as his experience in managing Central Kentucky Federal Savings Bank puts him in position to provide valuable insight to the Board.

The following Director has a three-year term expiring in 2026:

Walter G. Ecton, Jr. has been a director of the Company since its inception in March 2005 and was elected Chairman of the Board on August 29, 2024. He has been engaged in the private practice of law in Richmond, Kentucky since 1979. He has served as a director of First Federal of Hazard since 2004. Age 70.

Mr. Ecton is a graduate of Centre College and received his Juris Doctorate of law from the University of Kentucky where he was a member of the Kentucky Law Journal. Mr. Ecton also earned a Master’s Degree in Business Administration from the University of Kentucky. In addition to his private practice, Mr. Ecton served as an Assistant’s Commonwealth’s Attorney from 1981-1993. Mr. Ecton previously served as legal counsel to First Federal of Richmond, Kentucky and as an advisory director of Great Financial Bank and U.S. Bank.

His knowledge of the banking industry through this service and through his extensive education and legal career provides the Board valuable expertise.

Executive Officers Who Are Not Directors

The following sets forth information with respect to the executive officers of the Company who do not serve on the Board of Directors.

Jaime Steele Coffey has served as President and Chief Executive Officer of First Federal of Hazard since January 1, 2019. She has been employed by the bank since 2012 and has worked in various areas including lending and compliance. She was appointed Vice President in 2016. She is a member of the Hazard Independent College Foundation Board, the Hazard Lions Club and serves on the lending committee with Red Bud Housing, part of the Housing Development Alliance. She has previously served on the Board of Directors of the Kentucky Bankers Association. Age 45.

Tyler Eades was appointed Vice President and Chief Financial Officer of the Company effective January 1, 2024. He has been employed at First Federal of Kentucky since 2018 with various responsibilities in accounting, data management, and loan analysis. He served as the Company’s audit coordinator from January 1, 2020 through June 30, 2023. He holds a degree in accounting from Eastern Kentucky University and an MBA from the University of the Cumberlands. In 2024, he graduated from the Graduate School of Banking at the University of Wisconsin. Mr. Eades’s uncle, R. Clay Hullette, is a member of the Board of Directors and previously served as the Company’s Chief Financial Officer until January 2024. Mr. Eades’s aunt, Teresa Hulette, serves as Executive Vice President of First Federal of Kentucky. Age 29.

Teresa Hulette has served as Vice President of the Bank since 1998 and as Executive Vice President since 2012. She has been employed by the Bank since 1990. Her primary areas of responsibility are deposit operations and personnel. Her husband, R. Clay Hulette, serves as a director of the Company and her nephew, Tyler Eades, serves as the Company’s Chief Financial Officer. Age 57.

Board Diversity

The Nominating/Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. Although our Board does not have a formal written diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, the Nominating/Corporate Governance Committee will consider factors including, without limitation, issues of character, integrity, judgment, potential conflicts of interest, other commitments, and diversity, and with respect to diversity, such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual qualities and attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Nominating/Corporate Governance Committee will ensure compliance with the new rule by Nasdaq for board diversity (the “Nasdaq Diversity Rule”), on or before the date required under the Nasdaq Diversity Rule. The Nasdaq Diversity Rule requires, assuming our shares of common stock are listed on the Nasdaq Global Market and that we are a smaller reporting company, that we will have at least two directors serving on our Board, at least one of which identifies as female and the second of which identifies as female, underrepresented minority or LGBTQ+, by December 31, 2025, unless the Board is comprised of five or less directors.

Our Board of Directors values diversity and seeks to include directors with a broad range of backgrounds, professional experience, perspectives, and skills. In compliance with the listing rules of the Nasdaq Stock Market, the following chart shows the diversity of our Board of Directors as of June 30, 2024:

Board Diversity Matrix

	As of June 30, 2024				As of June 30, 2023
Board Size:
Total Number of Directors	8				8
Gender:	Male	Female	Non- Binary	Gender Undisclosed	Male	Female	Non- Binary	Gender Undisclosed
Number of directors based on gender identity	7	1	0	-	7	1	0	-
Number of directors who identify in any of the categories below:
African American or Black	-	-	-	-	-	-	-	-
Alaskan Native or American Indian	-	-	-	-	-	-	-	-
Asian	-	-	-	-	-	-	-	-
Hispanic or Latinx	-	-	-	-	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-	-	-	-	-
White	7	1	-	-	7	1	-	-
Two or More Races or Ethnicities	-	-	-	-	-	-	-	-
LGBTQ+			-				-
Undisclosed			-				-

ITEM 2—RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Clark, Schaefer, Hackett & Co. to be the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025, subject to ratification by stockholders. There are no plans for a representative of Clark, Schaefer, Hackett & Co. to be present at the 2024 annual meeting to make a statement at the meeting or to be available for questions.

If the ratification of the appointment of the independent registered public accounting firm is not approved by stockholders at the annual meeting, the Audit Committee will consider other independent registered public accounting firms.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of the independent registered public accounting firm.

ITEM 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Exchange Act and Rule 14a-21(a) thereunder, we are providing our stockholders with the opportunity to express their views, on a non-binding advisory basis, on the compensation of the named executive officers as disclosed in this proxy statement. This vote, which is often referred to as the “say-on-pay” vote, provides stockholders with the opportunity to endorse or not endorse the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as described in the tabular disclosure regarding named executive officer compensation and the accompanying narrative disclosure in this proxy statement is hereby approved”

At our prior annual meetings, our stockholders overwhelmingly approved the say on pay proposal.

At the Company’s annual meeting in 2019, stockholders were asked to vote on the frequency this vote should be held. Upon the recommendation of the Board, the stockholders voted to hold this vote annually.

Because your vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends a vote “FOR” approval of the compensation of the named executive officers.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides information concerning the total compensation awarded, earned, or paid to the principal executive officer of the company and for the two other most highly compensated executive officers of the Company who received a salary of $100,000 or more during the years ended June 30, 2023 and 2022.

Name and Principal Position	Year	Salary ($)	All Other Compensation ($) (1)	Total ($)

Don D. Jennings	2024	190,000	10,717	200,717
Chief Executive Officer of the Company and First Federal Savings Bank of Kentucky; Chairman of First Federal of Kentucky.	2023	190,000	13,674	203,674

Teresa Hulette,	2024	112,750	10,095	122,845
Executive Vice President First Federal of Kentucky	2023	112,750	11,413	124,613

Jaime Coffey,	2024	96,250	9,518	106,612
President, CEO, and Director of First Federal of Hazard	2023	91,667	13,767	105,434

(1)	Includes ESOP allocations for Mr. Jennings, Mrs. Hulette, and Mrs. Coffey which were valued at $3,181, $1,548, and $3,458 for 2023 (none in 2024). During fiscal 2024 and 2023, our named executive officers did not receive perquisites or other personal benefits that exceeded the greater of $25,000 or 10% of total perquisites and personal benefits.

Pay Versus Performance

In accordance with the rules of the Securities and Exchange Commission, the following tables describe how the compensation of our named executive officers aligns with our performance.

Year	Summary Compensation Table Total for PEO ($)(1)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for non-PEO Named Executive Officers ($)(2)(4)	Average Compensation Actually Paid to non-PEO Named Executive Officers ($)(2)(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(6)	Net Income ($) (in thousands)(7)
2024	$200,717	$200,717	$114,729	$114,729	$87.85	$(1,721)
2023	$203,674	$203,674	$115,024	$115,024	$45.34	$933

(1)	As reported in the Summary Compensation Table on page 19 of this proxy statement
(2)	During fiscal years 2024 and 2023, our principal executive officer (“PEO”) was Don D. Jennings, and our non-PEO Named Executive Officers (“non-PEO NEOs”) were Teresa Hulette and Jaime Coffey.
(3)	We had no outstanding equity awards for fiscal years 2024 and 2023. Accordingly, no equity award adjustments are applicable to the compensation paid to the PEO in 2024 and 2023.
(4)	Average summary compensation total for non-PEO NEOs represents the average of the SCT total compensation paid to the non-PEO NEOs during each of the years in the SCT.
(5)	We had no outstanding equity awards for fiscal years 2024 and 2023. Accordingly, no equity award adjustments are applicable to the compensation paid to the non-PEO named executive officers in 2024 and 2023.
(6)	Cumulative total shareholder return (“TSR”) assumes an initial investment of $100 investment as of market close on June 30, 2022
(7)	Net Income as reported on page 27 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

Compensation Actually Paid (“CAP”) and Company TSR

TSR amounts reported in the graph assume an initial fixed investment of $100. CAP to PEO #1, Don Jennings, was $200,717 in 2024 and $203,674 in 2023. CAP to the non-PEO NEOs averaged $114,729 in 2024 and $115,024 in 2023. The Company does not use TSR to determine compensation levels or inventive plan payouts, therefore the PEO and non-PEO NEOs CAP does not fluctuate with changes to TSR.

Compensation Actually Paid and Net Income

CAP to PEO #1, Don Jennings, was $200,717 in 2024 and $203,674 in 2023. CAP to the non-PEO NEOs averaged $114,729 in 2024 and $115,024 in 2023. The Company reported net loss of $1.7 million in 2024 and net income of $933,000 in 2023. The Company does not use net income to determine compensation levels or incentive plan payouts, therefore the PEO and non-PEO NEOs CAP does not fluctuate with changes to net income.

Employment Agreements

First Federal of Kentucky (Don Jennings and Teresa Hulette)

First Federal of Kentucky maintains employment agreements with Don D. Jennings, President and Chief Executive Officer of First Federal of Kentucky and Teresa Hulette, Executive Vice President, First Federal of Kentucky (collectively referred to herein as the “Agreements” ). The Agreements provide for three-year terms and are currently set to expire on August 15, 2027, unless otherwise renewed by the First Federal of Kentucky board of directors. The current base salary under the agreement for Mr. Jennings is $190,000 and for Ms. Hulette is $112,750. In addition to establishing a base salary, the Agreements provide for, among other things, participation in stock-based and other benefit plans, as well as certain fringe benefits.

If First Federal of Kentucky terminates either executive’s employment without cause, or an executive resigns under circumstances constituting good reason under the Agreements, the terminated executive will be entitled to cash severance payment equal to the executive’s base salary for the remaining term of the Agreement paid in one lump sum within ten (10) calendar days of such termination.  Also, in such event, the executives shall, for the remaining term of the Agreements, receive the benefits the executives would have received during the remaining term of the Agreements under any retirement programs (whether tax-qualified or non-qualified) in which the executive participated prior to termination of employment (with the amount of the benefits determined by reference to the benefits received by the executive or accrued on an executive’s behalf under such programs during the twelve (12) months preceding termination of employment) and continue to participate in any benefit plans of the employer that provide health (including medical and dental), life or disability insurance, or similar coverage, upon terms no less favorable than the most favorable terms provided to senior executives of First Federal of Kentucky during such period.  If First Federal of Kentucky is unable to provide such coverage by reason of the executives no longer being employees, First Federal of Kentucky shall provide the executives with comparable coverage on an individual policy basis.

The Agreement also includes a one year non-compete restriction following termination of employment for any reason other than in connection with a change in control. In addition, the Agreements provide for the payment or reimbursement for all reasonable costs and legal fees paid or incurred by an executive in any dispute or question of interpretation regarding the Agreements, if the executive is successful on the merits in a legal judgment, arbitration proceeding or settlement. The Agreements also fully provide the executives with indemnification to the extent legally permissible.

Each executive’s employment agreement terminates upon his or her death and the executive’s estate will receive the executive’s base salary through the end of the month of the executive’s death.

Under the terms of the Agreements, if an executive becomes permanently disabled, as defined in the Agreements, and is unable to work, the executive will receive any compensation and benefits provided under the Agreements for any period prior to termination during which the executive was unable to work due to disability. Mr. Jennings and Ms. Hulette may also be eligible for disability benefits under First Federal of Kentucky’s long-term disability plan(s) without reduction for any payments made under the Agreements.

First Federal of Hazard (Jaime Coffey)

First Federal of Hazard maintains an employment agreement with Jaime Coffey, President and Chief Executive Officer of First Federal of Hazard. Ms. Coffey’s employment agreement provides for a three-year term and is currently set to expire on August 20, 2027, unless otherwise renewed by the First Federal of Hazard board of directors. The current base salary under the Coffey employment agreement is $110,000. In addition to establishing a base salary, the Coffey employment agreement provides for, among other things, participation in stock-based and other benefit plans, as well as certain fringe benefits.

If First Federal of Hazard terminates Ms. Coffey’s employment without cause, or Ms. Coffey resigns under circumstances constituting good reason, she will be entitled to a cash severance payment equal to her base salary for the remaining term of the Agreement paid in one lump sum within ten (10) calendar days of such termination.  Also, in such event, Ms. Coffey shall, for the remaining term of her employment agreement, receive the benefits she would have received during the remaining term of her employment agreement under any retirement programs (whether tax-qualified or non-qualified) in which she participated prior to her termination of employment (with the amount of the benefits determined by reference to the benefits received by Ms. Coffey or accrued on her behalf under such programs during the twelve (12) months preceding her termination of employment) and continue to participate in any benefit plans of the employer that provide health (including medical and dental), life or disability insurance, or similar coverage, upon terms no less favorable than the most favorable terms provided to senior executives of First Federal of Hazard during such period.  In the event that First Federal of Hazard is unable to provide such coverage by reason of Ms. Coffey no longer being an employee, First Federal of Hazard shall provide Ms. Coffey with comparable coverage on an individual policy basis.

The Coffey employment agreement also includes a one year non-compete restriction following termination of employment for any reason other than in connection with a change in control. In addition, the Coffey employment agreement provides for the payment or reimbursement for all reasonable costs and legal fees paid or incurred by Ms. Coffey in any dispute or question of interpretation regarding her employment agreement, if Ms. Coffey is successful on the merits in a legal judgment, arbitration proceeding or settlement. The Coffey employment agreement also fully provides the executives with indemnification to the extent legally permissible.

The Coffey employment agreement terminates upon her death and Ms. Coffey’s estate will receive her base salary through the end of the month of her death.

Under the terms of her employment agreement, if Ms. Coffey becomes permanently disabled, as defined in her employment agreement, and is unable to work, Ms. Coffey will receive any compensation and benefits provided under her employment agreement for any period prior to termination during which she was unable to work due to disability. Ms. Coffey may also be eligible for disability benefits under First Federal of Hazard’s long-term disability plan(s) without reduction for any payments made under her employment agreement.

Kentucky First Bancorp, Inc. (Don Jennings)

In addition to his First Federal of Kentucky employment agreement, Kentucky First Bancorp, Inc. maintains an employment agreement with Don Jennings, President and Chief Executive Officer of the Company. Ms. Jennings’s employment agreement provides for a three-year term and is currently set to expire on August 15, 2027, unless otherwise renewed by the Company board of directors. The current base salary under the Jennings employment agreement is $190,000, however no benefits are meant to be duplicative under the Jennings Company and First Federal of Kentucky employment agreements. In addition to establishing a base salary, the Company employment agreement provides for, among other things, participation in stock-based and other benefit plans, as well as certain fringe benefits.

If the Company terminates Mr. Jenning’s employment without cause, or Mr. Jennings resigns under circumstances constituting good reason, he will be entitled to a cash severance payment equal to his base salary for the remaining term of the Agreement paid in one lump sum within ten (10) calendar days of such termination.  Also, in such event, Mr. Jennings shall, for the remaining term of his employment agreement, receive the benefits he would have received during the remaining term of his employment agreement under any retirement programs (whether tax-qualified or non-qualified) in which he participated prior to his termination of employment (with the amount of the benefits determined by reference to the benefits received by Mr. Jennings or accrued on his behalf under such programs during the twelve (12) months preceding his termination of employment) and continue to participate in any benefit plans of the employer that provide health (including medical and dental), life or disability insurance, or similar coverage, upon terms no less favorable than the most favorable terms provided to senior executives of Kentucky First Bancorp, Inc. during such period.  If the Company is unable to provide such coverage by reason of Mr. Jennings no longer being an employee, the Company shall provide Mr. Jennings with comparable coverage on an individual policy basis.

The Company employment agreement also includes a one year non-compete restriction following termination of employment for any reason other than in connection with a change in control. In addition, the Company employment agreement provides for the payment or reimbursement for all reasonable costs and legal fees paid or incurred by Mr. Jennings in any dispute or question of interpretation regarding his employment agreement, if Mr. Jennings is successful on the merits in a legal judgment, arbitration proceeding or settlement. The Company employment agreement also fully provides Mr. Jennings with indemnification to the extent legally permissible.

The Company employment agreement terminates upon Mr. Jennings’ death and his estate will receive his base salary through the end of the month of his death.

Under the terms of the Company employment agreement, if Mr. Jennings becomes permanently disabled, as defined in his employment agreement, and is unable to work, Mr. Jennings will receive any compensation and benefits provided under his Company employment agreement for any period prior to termination during which she was unable to work due to disability. Mr. Jennings may also be eligible for disability benefits under the Company long-term disability plan(s) (if any) without reduction for any payments made under his Company employment agreement.

Payments under the Employment Agreements in the Event of a Change in Control

The Jennings, Hulette and Coffey employment agreements all provide, if, within one year after a change in control, an executive voluntarily terminates his or her employment under specific circumstances that constitute good reason under the employment agreements, or the respective employers involuntarily terminate an executive’s employment without cause, The executive will receive a change in control cash severance payment equal to three (3) times the executive’s average annual compensation over the five most recently completed calendar years preceding the change in control. Also, in such event, an executive shall, for a thirty-six (36) month period following termination of employment, receive the benefits executive would have received over such period under any retirement programs (whether tax-qualified or non-tax-qualified) in which executive participated prior to termination of employment (with the amount of the benefits determined by reference to the benefits received by an executive or accrued on executive’s behalf under such programs during the twelve (12) months preceding the change in control) and continue to participate in any benefit plans of the employer that provide health (including medical and dental), life or disability insurance, or similar coverage upon terms no less favorable than the most favorable terms provided to senior executives during such period.  If the employer is unable to provide such coverage by reason of an executive no longer being an employee, the employer shall provide Executive with comparable coverage on an individual policy basis or the cash equivalent.

Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual’s “base amount” are deemed to be “excess parachute payments” if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of their base amount, and the employer is not entitled to deduct any parachute payments over the base amount. The Jennings, Hulette, and Coffey employment agreements limit payments made to he executives in connection with a change in control to amounts that will not exceed the limits imposed by Section 280G of the Internal Revenue Code and the regulations promulgated thereunder.

Because formal supervisory action has been taken against First Federal of Kentucky, it is subject to certain compensation restrictions. These restrictions arise under the Office of the Comptroller of the Currency (“OCC”) and Federal Deposit Insurance Corporation (“FDIC”) rules applicable to financial institutions that are considered to be in a “troubled condition.” First Federal of Kentucky is considered to be in a “troubled condition” under the terms of the formal written agreement dated August 13, 2024 between First Federal of Kentucky and the OCC. Under these rules, the restrictions on First Federal of Kentucky’s compensation programs include prohibitions on severance and termination payments, also known as “golden parachute” payments, to any named executive officer or to any of the next two most highly compensated employees until such provisions are amended, suspended, waived, or terminated in writing by the OCC. As a result, no named executive officer will receive any payments based on a change in control until informed otherwise by the OCC.

Outstanding Equity Awards at Fiscal Year End

There were no outstanding equity awards at the year ended June 30, 2024.

Retirement Plan

Mr. Jennings, Ms. Hulette, and Ms. Coffey participate in the Financial Institution Retirement Plan (the “Retirement Plan”) to provide retirement benefits for eligible employees. Employees are eligible to participate in the Retirement Plan after the completion of one year of employment and attainment of age 21. The formula for normal retirement benefits payable annually, under the Financial Institution Retirement Plan, is 1.50% of the average of the participant’s highest five years of compensation multiplied by the participant’s years of service. Beneficiaries under the Retirement Plan may have the option of receiving all or some benefits in a lump sum.

The present value of accumulated benefits for the Retirement Plan is calculated using the accrued benefit multiplied by a present value factor based on an assumed age 65 retirement date, the 1994 Group Annuity Mortality table projected five years and an interest rate of 5.00% for 50% of the benefit and 7.75% for 50% of the benefit, discounted to current age at an assumed interest rate of 7.75%. Effective April 30, 2019, the plan has been frozen  . No new benefit will accrue for any employee, including the officers named above, as long as the freeze remains in place.

OTHER INFORMATION RELATING TO DIRECTORS AND EXECUTIVE OFFICERS

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Company’s officers and directors and all persons who own more than 10% of the Common Stock (“Reporting Persons”) are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company’s review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 2024 all Reporting Persons have complied with these reporting requirements.

Transactions with Related Persons

First Federal of Hazard and First Federal of Kentucky both offer loans to their directors and executive officers. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features. Under current law, the Banks’ loans to directors and executive officers are required to be made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons who are not related to the lender and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Bank’s Board of Directors. At June 30, 2024, loans to directors and executive officers and their affiliates totaled $979,000, or 2.0%,  of the Company’s stockholders’ equity, at that date. Any transaction with a director, nominee for director, executive officer or 5% stockholder or with a family member of any such person must be approved in advance by the Audit Committee of the Board of Directors.

SUBMISSION OF BUSINESS PROPOSALS AND STOCKHOLDER NOMINATIONS

The Company must receive proposals that stockholders seek to include in the proxy statement for the Company’s next annual meeting no later than June 13, 2025. If next year’s annual meeting is held on a date more than 30 calendar days from November 14, 2025, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation material for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

The Company’s Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days’ notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

Additionally, to comply with the universal proxy rules for our 2025 annual meeting of stockholders, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than September 15, 2025.

STOCKHOLDER COMMUNICATIONS

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Secretary, Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, Kentucky, 40602-0535. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board committees are also to be forwarded to the Chair of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any director who wishes to review them.

MISCELLANEOUS

The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

The Company’s 2024 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on September 30, 2024. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2024 as filed with the U.S. Securities and Exchange Commission will be furnished without charge to each stockholder as of the Record Date upon written request to the Secretary, Kentucky First Federal Bancorp, P.O. Box 535, Frankfort, KY 40602.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jaime Coffey
Jaime Coffey
Secretary

October 18, 2024

Frankfort, Kentucky

Dear Participant,

As a participant in the Kentucky First Federal Bancorp Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct Pentegra Trust Company (the “ESOP Trustee”) how to vote the shares of Kentucky First Federal Bancorp (the “Company”) common stock allocated to your ESOP account on the proposals presented at the Annual Meeting of Stockholders of the Company on November 14, 2024 (the “Annual Meeting”).

The ESOP Trustee will vote all allocated shares of Company common stock as directed by the ESOP participants. The ESOP Trustee will vote the allocated shares for which timely instructions are not received in a manner calculated to most accurately reflect the instructions the ESOP Trustee does receive from participants, subject to their fiduciary duties.

HOW TO EXERCISE YOUR VOTING INSTRUCTION RIGHTS

You will soon be receiving in the mail an ESOP Voting Instruction Card which allows you to transmit your voting instructions to the ESOP Trustee via U.S. Mail (a postage-paid envelope is provided). Please note that to direct the ESOP Trustee to vote with respect to any of the proposals presented at the Annual Meeting, you must provide specific instructions. Electing not to vote on a matter is not considered an instruction to the ESOP Trustee.

CONFIDENTIALITY OF VOTING INSTRUCTIONS

Your specific voting instructions to the ESOP Trustee will be completely confidential. The ESOP Trustee will tabulate the voting instructions provided by ESOP participants and has agreed to maintain your voting instructions in strict confidence. In no event will your specific voting instructions be reported to any employee or director of the Company, First Federal Savings Bank of Kentucky or First Federal Savings and Loan Association of Hazard.

DELIVERY OF PROXY MATERIALS

Included with your ESOP Voting Instruction Card, a copy of the Company’s Annual Meeting Proxy Statement (“Proxy Statement”) and a copy of its 2024 Annual Report to Shareholders will be mailed to you for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Thursday, November 14, 2024, at 4:30 p.m., local time, at the Challenger Learning Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky.

DEADLINE FOR PROVIDING YOUR VOTING INSTRUCTIONS

Your voting instructions must be received by Pentegra by 11:59 p.m. Eastern Time on November 7, 2024.

Sincerely,

Don D. Jennings

Don D. Jennings

President and Chief Executive Officer

KENTUCKY FIRST FEDERAL BANCORP

ESOP Voting Card for participants in the Kentucky First Federal Bancorp Employee Stock Ownership Plan

Annual Meeting of Stockholders on November 14, 2024

Your vote is being Solicited by the Board of Directors
KENTUCKY FIRST FEDERAL BANCORP

Please see instruction sheet delivered seperately.

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

KENTUCKY FIRST FEDERAL BANCORP

November 14, 2024

ESOP Voting Card for participants in the Kentucky First Federal Bancorp Employee Stock Ownership Plan

Please sign, date and mail your voting instruction card in the envelope provided as soon as possible. Your voting instructions must be received by 11/7/2024.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430300000000000000 2 111424

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 The election as directors of nominees listed below.
Three (3) nominees for terms expiring at the 2027 Annual Meeting
One (1) nominee for a term expiring at the 2026 Annual Meeting

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:

○ Stephen G. Barker	Term expiring in 2027
○ Lou Ella R. Farler	Term expiring in 2027
○ David R. Harrod	Term expiring in 2027
○ R. Clay Hulette	Term expiring in 2026

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company's independent public accountants for the fiscal year ending June 30, 2025:	☐	☐	☐
3. The approval of the compensation of the named executive officers.	☐	☐	☐

The undersigned acknowledges receipt from the Company, prior to the execution of this voting instruction card, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 18, 2024 and Annual Report.

Signature of Participant ____________ Date: ________

0

KENTUCKY FIRST FEDERAL BANCORP

Proxy for Annual Meeting of Stockholders on November 14, 2024

This Proxy is Solicited by the Board of Directors
KENTUCKY FIRST FEDERAL BANCORP

The stockholder hereby appoints Walter G. Ecton Jr., William D. Gorman, Jr., and William H. Johnson with full powers of substitution, to act as attorneys and proxies for the stockholder, to vote all shares of the common stock of Kentucky First Federal Bancorp which the stockholder is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Challenger Center on the campus of Hazard Community and Technical College located at One Community College Drive, Hazard, Kentucky on Thursday, November 14, 2024 at 4:30 p.m. Eastern Time and at any and all adjournments thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

KENTUCKY FIRST FEDERAL BANCORP

November 14, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at https://materials.proxyvote.com/491292

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430300000000000100 0 111424

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 The election as directors of nominees listed below.
Three (3) nominees for terms expiring at the 2027 Annual Meeting
One (1) nominee for a term expiring at the 2026 Annual Meeting

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:	
○ Stephen G. Barker	Term expiring in 2027
○ Lou Ella R. Farler	Term expiring in 2027
○ David R. Harrod	Term expiring in 2027
○ R. Clay Hulette	Term expiring in 2026

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company's independent public accountants for the fiscal year ending June 30, 2025:	☐	☐	☐
3. The approval of the compensation of the named executive officers.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then power of said attorneys and proxies shall be deemed terminated and of no further force effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 18, 2024 and an Annual Report.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

KENTUCKY FIRST FEDERAL BANCORP

November 14, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at https://materials.proxyvote.com/491292

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet.

20430300000000000100 0 111424

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1 The election as directors of nominees listed below.
Three (3) nominees for terms expiring at the 2027 Annual Meeting
One (1) nominee for a term expiring at the 2026 Annual Meeting

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:	
○ Stephen G. Barker	Term expiring in 2027
○ Lou Ella R. Farler	Term expiring in 2027
○ David R. Harrod	Term expiring in 2027
○ R. Clay Hulette	Term expiring in 2026

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. The ratification of the appointment of Clark, Schaefer, Hackett & Co. as the Company's independent public accountants for the fiscal year ending June 30, 2025:	☐	☐	☐
3. The approval of the compensation of the named executive officers.	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof, then power of said attorneys and proxies shall be deemed terminated and of no further force effect. The undersigned may also revoke his proxy by filing a subsequent proxy or notifying the Secretary of his decision to terminate his proxy.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated October 18, 2024 and an Annual Report.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.